UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

JASPER THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39138	84-2984849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Bridge Pkwy Suite #102

Redwood City, CA 94065

(650) 549-1400

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	JSPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2026, Jasper Therapeutics, Inc. (the “Company”) filed a Certificate of Third Amendment to its Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to effect a 1-for-30 reverse stock split (the “Reverse Stock Split”) of the shares of the Company’s voting common stock, par value $0.0001 per share (“Common Stock”).

As previously disclosed, at the Company’s special meeting of stockholders held on September 30, 2026, the stockholders of the Company approved the Certificate of Amendment to effect, in the sole discretion of the Board of Directors of the Company (the “Board”) at any time on or before December 31, 2026, the Reverse Stock Split at a ratio to be determined by the Board within a range of 1-for-15 to 1-for-35 (or any whole number in between), without reducing the authorized number of shares of Common Stock, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 4, 2026. The Board set the Reverse Stock Split ratio at 1-for-30 and approved and authorized the filing of the Certificate of Amendment on October 23, 2026.

As a result of the Reverse Stock Split, every thirty (30) shares of pre-Reverse Stock Split Common Stock will be combined into one (1) share of the Company’s post-Reverse Stock Split Common Stock, without any change in par value per share. Proportionate voting rights and other rights of holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares as described below).

Following the Reverse Stock Split, the number of shares of Common Stock issued and outstanding will be reduced from approximately 33.3 million shares as of October 26, 2026 to approximately 1.1 million shares, subject to adjustment for the treatment of fractional shares. The number of authorized shares of Common Stock will remain at 490,000,000 shares and will not be reduced; accordingly, the number of authorized but unissued shares of Common Stock available for future issuance will increase relative to the number of shares outstanding.

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a holder of Common Stock would otherwise be entitled as a result of the Reverse Stock Split, the Company will pay cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on November 5, 2026, which is the trading day immediately preceding the effective date of the Reverse Stock Split.

The Reverse Stock Split will become effective at 12:01 a.m., Eastern Time, on November 6, 2026, and the Common Stock is expected to begin trading on a Reverse Stock Split-adjusted basis on the Nasdaq Capital Market at the opening of the market on November 6, 2026. The trading symbol for the Common Stock will remain “JSPR,” and the new CUSIP number of the Common Stock following the Reverse Stock Split is 471871301.

The Reverse Stock Split will affect all holders of the Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except for de minimis changes resulting from the treatment of fractional shares. Stockholders holding their shares in book-entry form or through a bank, broker or other nominee do not need to take any action in connection with the Reverse Stock Split. Their accounts will be automatically adjusted to reflect the number of shares owned. Stockholders of record will be receiving information from Continental Stock Transfer & Trust Company regarding their stock ownership following the Reverse Stock Split and cash in lieu of fractional share payments, if applicable.

In addition, the Reverse Stock Split will apply to the Common Stock issuable upon the exercise of the Company’s outstanding warrants and stock options, with proportionate adjustments to be made to the exercise prices thereof. The Company’s outstanding warrants will be adjusted in accordance with their respective terms. Furthermore, the number of shares of Common Stock available for issuance under the Company’s equity incentive plans will be proportionately adjusted for the Reverse Stock Split ratio, such that fewer shares will be subject to such plans.

The summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 4, 2026, the Company issued a press release with respect to the Reverse Stock Split. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The information contained in this Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Third Amendment to the Second Amended and Restated Certificate of Incorporation of Jasper Therapeutics, Inc., filed with the Secretary of State of the State of Delaware on November 2, 2026.
99.1	Press Release, dated November 4, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2026

JASPER THERAPEUTICS, INC.

By:	/s/ Jeet Mahal
	Name:	Jeet Mahal
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer

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